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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this registration statement on Form S-1 for Tumbleweed Communications Corp.

                                          /s/ ARTHUR ANDERSEN LLP

Detroit, Michigan,
July 19, 2000.